                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): MAY 18, 1998




                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     001-13973              65-0788314
(State or other Jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)



      10800 BISCAYNE BOULEVARD, MIAMI, FLORIDA                 33161
      (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000

Item 2.  Acquisition or Disposition of Assets.

(a) On May 18 and 20, 1998, UniCapital Corporation (the "Company") completed the previously reported proposed acquisitions, by separate transactions (the "Mergers"), of twelve equipment leasing and related businesses (Jacom Computer Services, Inc. ("Jacom"), Varilease Corporation, Cauff, Lippman Aviation, Inc. ("Cauff Lippman"), Municipal Capital Markets Group, Inc., The NSJ Group, American Capital Resources, Inc., Matrix Funding Corporation, The Walden Asset Group, Inc., Boulder Capital Group, Inc., K.L.C., Inc., Merrimac Financial Associates, and Portfolio Financial Servicing Company, L.P. (which businesses are collectively referred to as the "Founding Companies")), for consideration in the aggregate of approximately $584.9 million, consisting of approximately $331.6 million in cash and 13,334,064 shares of Common Stock of the Company. The Mergers were consummated in connection with and simultaneously with the closing of the Company's initial public offering of Common Stock (the "IPO") on May 20, 1998.

     The consideration paid by the Company was determined through arms' length negotiations between the Company and representatives of each of the Founding Companies. The cash portion of the consideration was paid with proceeds from the IPO. The price per share of Common Stock was equal to the IPO price.

(b) Prior to the consummation of the Mergers, each of the Founding Companies owned certain equipment, including computer and telecommunications equipment, jet aircraft, printing presses, vending machines, general office and other equipment, which they leased to their customers or used in their daily operations. The Company intends to continue to use such equipment for such purposes.

     Prior to the consummation of the Mergers, there were no material relationships between any of the Founding Companies and the Company. Upon consummation of the Mergers, each of John Alfano (the sole stockholder of Jacom), Stuart Cauff and Wayne Lippman (each a stockholder of Cauff Lippman) became officers of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) The financial statements required to be filed for each of the Founding Companies were previously filed with the Company's Registration Statement on Form S-1 (File No. 333-46603.)

(b) The pro forma financial information required to be filed for each of the Founding Companies were previously filed with the Company's Registration Statement on Form S-1 (File No. 333-46603.)

(c)      Exhibits

         2.01 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, ACR Acquisition Corp., American Capital Resources, Inc. and Michael B. Pandolfelli and Gerald P. Ennella, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.01 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.02 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, BCG Acquisition Corp., Boulder Capital Group, Inc., Roy
                           L. Burger and Carl M. Williams, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.02 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.03 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, CLA Acquisition Corp., Stuart L. Cauff, The 1998 Cauff Family Trust, Wayne D. Lippman and The 1998 Lippman Family Trust, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.03 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.04 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, JCS Acquisition Corp., Jacom Computer Services, Inc. and John L. Alfano, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.04 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.05 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, KSTN Acquisition Corp., K.L.C., Inc. and Alan H. Kaufman and Edgar W. Lee, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.05 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.06 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, XFC Acquisition Corp., Matrix Funding Corporation, and Richard C. Emery, J. Robert Bonnemort, David A. DiCesaris, Jack S. and Judith F. Emery, Trustees for Jack S. Emery Trust, Alvin W. and Lila E. Emery, Trustees for Alvin W. and Lila E. Emery Trust, JSE Partners, Ltd., a Utah Limited Partnership, LBK Limited Partnership, a Utah Limited Partnership, John
                           I. Kasteler, Jr., Craig C. Mortensen, Shanni Staker, and Christian F. Emery, dated as of February 14, 1998.

                           (Incorporated by reference to Exhibit 2.06 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.07 Amended and Restated Purchase Agreement by and among UniCapital Corporation, MFA Acquisition Corp., Merrimac Financial Associates and Allan Z. Gilbert, Jordan L. Shatz and Mark F. Cignoli, dated as of February 14, 1998. (Incorporated by reference to
                           Exhibit 2.07 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.08 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, MCMG Acquisition Corp., Municipal Capital Markets Group, Inc., and the Stockholders Named Therein, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.08 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.09 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, NSJ Acquisition Corp., W. Jeptha Thornton, Richard C. Giles, Samuel J. Thornton, The 1998 Giles Family Trust and The 1998 Thornton Family Trust, dated as of February 14, 1998. (Incorporated by reference to
                           Exhibit 2.09 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.10 Amended and Restated Purchase Agreement by and among UniCapital Corporation, PFSC Acquisition Corp., PFSC Limited Acquisition Corp., Portfolio Financial Servicing Company, L.P. and The Partners Listed on the Signature Page, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.10 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.11 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, VC Acquisition Corp., Varilease Corporation, and the Stockholders of such company listed on the Signature Page, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.11 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

         2.12 Amended and Restated Agreement and Plan of Contribution by and among UniCapital Corporation, WAG Acquisition Corp., The Walden Asset Group, Inc. and the Stockholders of such company listed on the Signature Page, dated as of February 14, 1998. (Incorporated by reference to Exhibit 2.12 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-46603) of the Company.)

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UniCapital Corporation


Date:  June 2, 1998                    By: /s/ ROBERT J. NEW
                                           -----------------
                                           Robert J. New
                                           Chairman and Chief Executive Officer